EXHIBIT A

                          REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT (this "Agreement") made as of the ____ day of __________, 2001, by and between EP MedSystems, Inc., a New Jersey corporation (the "Company"), and the purchasers listed on Schedule I hereto (collectively, the "Purchasers").

                                    RECITALS

      WHEREAS, the Company and the Purchasers are parties to the Common Stock and Warrant Purchase Agreement dated as of February 16, 2001 (the "Stock Purchase Agreement"); and

      WHEREAS, in order to induce the Company to enter into the Stock Purchase Agreement and to induce the Purchasers to invest funds in the Company pursuant to the Stock Purchase Agreement, the Purchasers and the Company hereby agree that this Agreement shall govern the rights of the Purchasers to cause the Company to register shares of Common Stock issuable to the Purchasers and certain other matters as set forth herein.

      NOW, THEREFORE, in consideration of the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the parties hereto agree as follows:

      SECTION 1. REGISTRATION RIGHTS

      The Company covenants and agrees as follows:

            1.1 Definitions. For purposes of this Section 1:

                  (a) The term "Act" means the Securities Act of 1933, as amended.

                  (b) The terms "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                  (c) The term "Holder" means one of the Purchasers and any transferees of Registrable Securities permitted in accordance with Section 1.12.

                  (d) The term "Other Securities" means all securities which may be, or are requested to be , included in a registration, other than newly issued shares of Common Stock not issued pursuant to the exercise or conversion of warrants, options or other convertible securities, except as provided in the registration rights agreements and letter agreements identified in Schedule 2.10 hereto.

                  (e) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

                  (f) The term "Registrable Securities" means the Common Stock issued pursuant to the Stock Purchase Agreement (the "Common Shares") or any shares of Common Stock issued to the Purchasers or any Holder upon the exercise of the Warrants (as defined in the Stock Purchase Agreement) by either (i) the payment of the Exercise Price (as defined in the Warrant) (the "Paid For Warrant Shares") or
(ii) the cashless exercise of the Warrant pursuant to Section 1(b) of the Warrant (the "Cashless Exercised Warrant Shares"); provided, however, Registrable Securities shall include, but not be limited to, a number of shares of Common Stock equal to no less than 100% of the maximum number of shares of Common Stock which would be issuable upon exercise of the Warrants, assuming such exercise occurred either (x) on the Closing Date or (y) the date preceding the date of filing of the Registration Statement, whichever date would produce a greater number of Registrable Securities. Such registered shares of Common Stock shall be allocated among the Holders pro rata based on the total number of Registrable Securities issued or issuable as of each date that a Registration Statement is declared effective by the Commission.

                  (g) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issued pursuant to then exercisable or convertible securities which are, Registrable Securities.

                  (h) "Registration Statements" shall mean, collectively, the registration under the Securities Act on Form S-3 or any successor form of the Registrable Securities, including the Shelf Registration Statement (as defined below) and the Warrant Share Shelf Registration Statement (as defined below) and "Registration Statetment" shall mean, individually, any such Registration Statement.

                  (i) The term "SEC" means the Securities and Exchange
Commission.

                  (j) The term "Warrant Shares" shall mean both the Paid for Warrant Shares and the Cashless Exercised Warrant Shares.

            1.2 Shelf Registration.

                  (a) If, at any time after the first anniversary of the date hereof, the holders of more than 30% of the then Registrable Securities request in writing, the Company shall promptly give written notice of the proposed registration and any related qualification or compliance to all other Holders, and shall, subject to the limitations specified in this Agreement (i) file a shelf registration statement on Form S-3 or, if a form of S-3 is not available for use by the Company, any other form available to the Company as soon as practicable but in any event within thirty (30) days from the date of such written request (the "Filing Date") covering the registration under the Act of all requested Common Shares then outstanding to be offered or sold on a delayed or continuous basis as provided by this Agreement, pursuant to Rule 415 of the Act (the "Shelf Registration Statement"); and (ii) maintain the effectiveness of the Shelf Registration Statement until such date as is the earlier of (A) the date on which all of the Registrable Securities have been sold and (B) the date on which the Registrable Securities may be immediately sold without restriction (including without limitation as to volume by each Holder thereof) and without registration under the Securities Act.

                  (b) At any time after the first anniversary of the date hereof prior to [fifth anniversary of closing date] 2006, in case the Company shall receive from the Holders of at least fifty percent (50%) of the Warrant Shares a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or part of such Warrant Shares owned by such Holder or Holders, the Company shall promptly give written notice of the proposed registration and any related qualification or compliance, to all other Holders, and shall subject to the limitations specified in this Agreement (i) file a shelf registration statement on Form S-3 or any other form available to the Company as soon as practicable (the "Warrant Share Filing Date") covering the registration under the Act of all requested Warrant Shares then outstanding to be offered or sold on a delayed or continuous basis as provided by this Agreement, pursuant to Rule 415 of the Act (the "Warrant Share Shelf Registration Statement"); and (ii) maintain the effectiveness of the Warrant Share Shelf Registration Statement until such date as is the earlier of (i) the date on which all of the Warrant Shares so requested have been sold and (ii) the date on which the Warrant Shares so requested may be immediately sold without restriction (including without limitation as to volume by each Holder thereof) and without registration under the Securities Act.

                  (c) If any offering pursuant to Section l.2 (a) hereof involves an underwritten offering, an underwriter will be selected by the Holders of three-fourths of the Registrable Securities then outstanding and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute Registrable Securities through such underwriting shall (together with the Company as provided in Section 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder and requested by such Holder to be included in such underwriting; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all Other Securities are first entirely excluded from the underwriting.

                  (d) Notwithstanding the foregoing, if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer or President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental (a "Detrimental Condition") to the Company and its shareholders for a registration statement to be filed or to become or remain effective, as the case may be, (i) the Company shall have the right to defer taking action with respect to the filing of the Shelf Registration Statement or Warrant Share Shelf Registration Statement, as the case may be, for a period of not more than ninety (90) days after the Filing Date or the Warrant Share Filing Date, as the case may be, (ii) in case a Shelf Registration Statement or a Warrant Share Registration Statement, as the case may be, has been filed but has not become effective, the Company may cause such registration statement to be withdrawn or may postpone amending or supplementing such registration statement until such Detrimental Condition no longer exists, but in no event for more than ninety (90) days, (iii) in case a Shelf Registration Statement or a Warrant Share Registration Statement, as the case may be, has been filed and has become effective, the Company may postpone amending or supplementing such registration statement until such Detrimental Condition no longer exists, but in no event for more than ninety (90) days or
(iv) require all Holders to suspend or cease selling any Registrable Securities until such Detrimental Condition no longer exists, but in no event for more than ninety (90) days, provided that the Company's right pursuant to this Section 1.2(d) to give notice of a Detrimental Condition may not be exercised for more than one hundred eighty (180) days in any twelve (12) month period hereunder. The Company shall give written notice of its determination to postpone or withdraw a registration statement and of the fact that the Detrimental Condition for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof. The following events or circumstances may be a Detrimental Condition: a pending material acquisition, merger or sale or purchase of assets, pending or threatened material litigation, pending or threatened material regulatory or governmental action, pending material change in the business, prospects, condition (financial or other) or properties of the Company in each case, only for so long as disclosure thereof has not been made in any press release or any filing under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). The foregoing list is for illustrative purposes only and is not meant to be exclusive.

                  (e) If the Company shall give any notice of postponement or withdrawal of any registration statement or of suspension of selling the Registrable Securities in accordance with subsection (d) above, the Company shall not, during the period of postponement, withdrawal or suspension pursuant to clauses (i), (ii), (iii) or (iv) of the prior paragraph, register any Common Stock, other than pursuant to a registration statement on Form S-4 or S-8 (or an equivalent registration form then in effect). Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company that the Company has determined to withdraw any registration statement pursuant to the immediately preceding paragraph, such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. If the Company shall have withdrawn or prematurely terminated a registration statement filed under this Section 1.2 (whether pursuant to the immediately preceding paragraph, or as a result of any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court), the Company shall not be considered to have effected an effective registration for the purposes of this Agreement until the Company shall have filed a new registration statement covering the Registrable Securities covered by the withdrawn registration statement and such registration statement shall have been declared effective and shall not have been withdrawn. If the Company shall give any notice of withdrawal or postponement of a registration statement, the Company shall, at such time as the Detrimental Condition that caused such withdrawal or postponement no longer exists (but in no event later than ninety (90) days after the date of the postponement or withdrawal), use its reasonable best efforts to effect the registration under the Act of the Registrable Securities covered by the withdrawn or postponed registration statement in accordance with this Section 1.2 (unless the Holder shall have withdrawn such request).

            1.3 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Company stock option, stock purchase or similar plan or a SEC Rule 145 transaction) at any time after the date hereof, the Company shall, at such applicable time, promptly give each Holder of Registrable Securities written notice of such registration. Upon the written request of each Holder of such securities given within twenty (20) days after mailing of such notice by the Company in accordance with Section 2.5, the Company shall, subject to the provisions of Section 1.8 and Section 2.10, cause to be registered under the Act only those securities held by each Holder properly noticed pursuant to this Section 1.3 that each such Holder has requested to be registered. No registration effected pursuant to this Section 1.3 shall relieve the Company of its obligations to effect the required registration pursuant to Section 1.2. Any Holder shall have the right to withdraw his request for inclusion of its properly noticed securities under this Section 1.3 in any registration statement pursuant to this Section 1.3 by giving written notice to the Company of its request to withdraw prior to the filing of such registration statement.

            1.4 Obligations of the Company. When required under this Section 1 to effect the registration of the Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a Shelf Registration Statement or, if applicable, any other form of registration statement, as the case may be, with respect to the Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective within one hundred twenty (120) days after such registration statement was filed and to keep such Shelf Registration Statement effective for the period specified in
Section 1.2(a); provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of any jurisdiction, the Company will furnish to one counsel for the Holders (the "Holders' Counsel") participating in the planned offering (selected by the Holders of three-fourths of the Registrable Securities then outstanding included in such registration), and the underwriters, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel.

                  (b) Prepare and file with the SEC as soon as practicable such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to the Holders whose Registrable Securities are covered by the Shelf Registration Statement such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) Use its reasonable best efforts to register and qualify the securities covered by the Shelf Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders whose Registrable Securities are covered by the Shelf Registration Statement; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless the Company is already subject to service in such jurisdiction.

                  (e) In the event the Registrable Securities are to be sold through an underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. The Holders proposing to distribute Registrable Securities through such underwritten public offering shall also enter into and perform their obligations under such an agreement.

            (f) In the event the Registrable Securities are to be sold through an underwritten public offering, use its reasonable best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) a letter, dated such date, from the independent certified public accountants of the Company addressed to the underwriters, stating that such accountants are independent public accountants within the meaning of the Act and the applicable published rules and regulations thereunder, and otherwise in form and in substance as is customarily given by independent certified public accountants to underwriters in connection with an underwritten public offering.

                  (g) Promptly notify (i) each Holder selling Registrable Securities covered by such registration statement and each managing underwriter, if any: (A) when the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective, (B) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose,
(C) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue-sky laws of any jurisdiction or the initiation of any proceeding for such purpose, and (D) when a prospectus relating to the registration statement is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and (ii) Holders' Counsel and each managing underwriter of any request by the SEC for amendments or supplements to such registration statement or prospectus related thereto or for additional information. If the notification relates to an event described in clause (i)(D), the Company shall, in accordance with paragraph (b) of this Section 1.4, promptly prepare and file with the SEC and furnish to each Holder selling Registrable Securities covered by such registration statement and each managing underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading.

                  (h) Cooperate with the selling Holders of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the selling Holders of Registrable Securities and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereto.

                  (i) Comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within 16 months thereafter), an earnings statement (which need not be audited) covering the period of at least twelve consecutive months beginning with the first day of the Company's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder.

                  (j) (i) Cause all such Registrable Securities covered by such Registration Statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) if no similar securities are then so listed, to either cause all such Registrable Securities to be listed on a national securities exchange or to secure designation of all such Registrable Securities as a National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") "national market system security" within the meaning of Rule 11Aa 2-1 of the Exchange Act or, failing that, secure NASDAQ authorization for such shares and, without limiting the generality of the foregoing, use its reasonable best efforts to take all actions that may be required by the Company as the issuer of such Registrable Securities in order to facilitate the managing underwriter's arranging for the registration of at least two market makers as such with respect to such shares with the National Association of Securities Dealers, Inc. (the "NASD").

                  (k) Provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such Registration Statement.

                  (l) Deliver promptly to Holders' Counsel and each underwriter, if any, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement, other than those portions of any such memoranda which contain information subject to attorney-client privilege with respect to the Company, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by Holders' Counsel, by any underwriter, if any, participating in any disposition to be effected pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by Holders' Counsel or such underwriter, attorney, accountant or agent in connection with such registration statement.

                  (m) Use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement.

                  (n) Upon written request, furnish to each Holder participating in the offering and the managing underwriter, without charge, at least one conformed copy of the registration statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference).

            1.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 (including without limitation, to maintain the accuracy of information previously furnished by the Holders for use in the Shelf Registration Statement) with respect to the Registrable Securities of the Holders whose Registrable Securities are covered by the Shelf Registration Statement that each of such Holders shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably requested by the Company or required to effect the registration of such Holders' Registrable Securities.

            1.6 Expenses of Registration.

                  (a) "Expenses" shall mean any and all fees and expenses incident to the Company's performance of or compliance with this Article 1, including, without limitation: (i) SEC, stock exchange or NASD registration and filing fees and all listing fees and fees with respect to the inclusion of securities in NASDAQ, (ii) fees and expenses of compliance with state securities or "blue sky" laws and in connection with the preparation of a "blue sky" survey, including without limitation, reasonable fees and expenses of blue sky counsel, (iii) printing and copying expenses, (iv) messenger and delivery expenses, (v) fees and disbursements of counsel for the Company and (vi) fees and disbursements of the Company's independent public accountants (including the expenses of any audit and/or "cold comfort" letter) and fees and expenses of other persons, including special experts, retained by the Company.

                  (b) The Company shall pay all Expenses (other than underwriting discounts and commissions and any transfer taxes) with respect to any registration pursuant to Section 1.2, whether or not such registration statement becomes effective or remains effective for the period contemplated by
Section 1.2(a).

                  (c) Notwithstanding the foregoing, (i) the provisions of this
Section 1.6 shall be deemed amended to the extent necessary to cause these expense provisions to comply with "blue sky" laws of each state in which the offering is made and (ii) in connection with any registration hereunder, each Holder of Registrable Securities being registered shall pay all underwriting discounts and commissions and any transfer taxes, if any, attributable to the sale of such Registrable Securities, pro rata with respect to payments of discounts and commissions in accordance with the number of shares sold in the offering by such Holder, and (iii) the Company shall, in the case of all registration under this Section 1, be responsible for all its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties).

            1.7 Expenses of Company Registration. The Company shall bear and pay all Expenses incurred in connection with any registration filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.12), but excluding underwriting discounts and commissions and transfer taxes, if any, relating to Registrable Securities.

            1.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless such Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned as provided in Section 2.10 and thereafter pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders, with Other Securities being eliminated in their entirety first). For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder that is a Holder of Registrable Securities and that is a partnership or corporate partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder," and any pro-rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence.

            1.9 Delay of Registration. The Holders shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

            1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless the Holder whose Registrable Securities are covered by a Registration Statement, its directors, officers, fiduciaries, employees and shareholders, members, managers, or general or limited partners (and the directors, officers, employees and shareholders thereof), any underwriter (as defined in the Act) for such Holders and each person, if any, who controls such Holders or underwriter within the meaning of the Act or the Exchange Act, and each officer, director, employee, shareholder or partner of such underwriter, against any losses, claims, damages, or liabilities (joint or several) or actions or proceedings (whether commenced or threatened) and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company's prior written consent), to which they may become subject under the Act, the Exchange Act or any state securities law, insofar as such losses, claims, damages, or liabilities (or actions or proceedings in respect thereof) ("Claims") or expenses arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus, summary prospectus or final prospectus contained therein or any amendments or supplements thereto, together with documents incorporated by reference therein, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, the Exchange Act, any state securities law or NASDAQ; and the Company will pay, as incurred, to such Holders, and each such underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, expense or action or proceeding; provided, however, that (A) the indemnity agreement contained in this Section 1.10 shall not apply to amounts paid in settlement of any such Claim if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), (B) the Company shall not be liable in any case for any such Claim to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holders, or any such underwriter or controlling person. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

                  (b) To the extent permitted by law, each Holder whose Registrable Securities are covered by a Registration Statement will, severally and not jointly, indemnify and hold harmless the Company, each of its directors, officers, fiduciaries and employees and each person, if any, who controls the Company within the meaning of the Act or the Exchange Act, any underwriter, and any controlling person of any such underwriter, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the Exchange Act, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 1.10, in connection with investigating or defending any such Claim;

provided, however, that the indemnity agreement contained in this Section 1.10 shall not apply to amounts paid in settlement of any such Claim if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld; provided that, in no event shall any indemnity under this Section 1.10 exceed the net proceeds from the offering received by such Holder. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

                  (c) Promptly after receipt by an indemnified party under this
Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if (i) representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding; or (ii) the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 30 days after receiving notice from such indemnified party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 1.10.

                  (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Claim or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Claim or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such Claim or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. If, however, the allocation provided in the first sentence of this paragraph is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified parry in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 1.10(d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 1.10(d). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending such Claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 1.10(d) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 1.10(d) to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the Claims of the indemnified parties relate, less the amount of any indemnification payment made by such indemnifying party pursuant to Section 1.10(b).

                  (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                  (f) The obligations of the Company and Holders under this
Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

            1.11 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times;

                  (b) take such action as is necessary to maintain the Holder's ability to utilize Form S-3 for the sale of their Registrable Securities;

                  (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act; and

                  (d) furnish to any Holder, so long as the Holder owns over one percent (1%) of the outstanding common stock of the Company, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Act and the Exchange Act (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents filed by the Company with the SEC, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

            1.12 Assignment of Registration Rights.

                  (a) The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignees of such securities who acquires at least one percent (1 %) of the Registrable Securities (as adjusted for stock splits, combinations and the like), provided: (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including, without limitation, the provisions of Section 1.14 below; and (iii) such assignment shall be effective only if such transfer is exempt from registration under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holding of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

                  (b) Subject to clause (a) above, the right to have the Company register the Registrable Securities pursuant to this Section 1 may not otherwise be assigned; provided, however, that (i) any heir or the estate of a Holder which acquires the Registrable Securities from such Holder by will or intestate succession shall be entitled to have the Company register the Registrable Securities pursuant to this Section 1 (provided that such heirs or such estate shall have a single attorney-in-fact for the purpose of exercising any rights, receiving any notices or taking any action under this Section 1), and (ii) any individual Holder may sell, assign or transfer Registrable Securities to his or her spouse or children or to a trust established for the benefit of his or her spouse, children or himself or herself, and such transferee shall he entitled to have the Company register the Registrable Securities pursuant to this Section 1, if, and only if, such transferee agrees in writing to be bound by the terms of this Agreement. In each such event and for purposes of this Agreement, the term "Holder" as used herein shall include all such heirs, such estate or such transferees.

            1.13 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of three-fourths of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders that is included.

            1.14 "Market Stand-Off" Agreement. Each Holder hereby agrees that, during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration, and each Holder agrees to enter into an agreement to such effect with such underwriter; provided, however, that (a) all officers and directors of the Company enter into similar agreements, (b) such market stand-off time period shall not' exceed 120 days, and (c) the market stand-off period provided by this
Section 1.14 shall be effective with respect to only one registration statement designated by the Company. If the underwriters agree to any waivers of such restrictions, then the Holders shall be entitled to sell, transfer or dispose of the same number or amount of securities of the Company as the person or entity receiving such waiver, upon the same terms and conditions set forth in such waiver,

      In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Holders (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

            1.15 No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement.

      SECTION 2. MISCELLANEOUS

            2.1 Successors and Assigns. Except as otherwise provided herein, and provided that the transfer or assignment is in accordance with the terms hereof, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties (including any permitted transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

            2.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New Jersey without regard to principles of conflicts or choice of laws.

            2.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            2.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            2.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid or by a recognized national overnight courier and addressed to the party to be notified at the address indicated for such party in the Stock Purchase Agreement, or at such other address as such party may designate by ten
(10) days' advance written notice to the other parties.

            2.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of three-fourths of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 2.6 shall be binding upon each Holder of any Registrable Securities then outstanding, each future Holder of all such Registrable Securities, and the Company.

            2.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

            2.8 Nominees for Beneficial Owners. If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement), provided that the Company shall have received assurances reasonably satisfactory to it of such beneficial ownership.

            2.9 No Inconsistent Agreements. Except as provided in Schedule 2.10 hereto, the rights granted to the Holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company is a party or by which it is bound. Without the prior written consent of the Holders of the majority of the Registrable Securities then outstanding, neither the Company nor any Holder will, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted in this Agreement or otherwise conflicts with the provisions hereof, other than any lock-up agreement with the underwriters in connection with any registered offering effected hereunder, pursuant to which the Company shall agree not to register for sale, and the Company shall agree not to sell or otherwise dispose of, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, for a specified period following the registered offering.

            2.10 Prior Registration Rights. Each Purchaser acknowledges that its rights and obligations under this Agreement are granted subject to the prior registration rights identified in Schedule 2.10 hereto.

            2.11 No Piggyback on Registrations. Except as provided in Schedule
2.10 hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in a registration statement hereunder, and the Company shall not after the date hereof enter into any agreement providing such right to any of its security holders, unless the right so granted is subject in all respects to the prior rights in full of the Holders set forth herein (but only to the extent such rights are then in effect), and is not otherwise in conflict with the provisions of this Agreement.

            2.12 Most Favored Registration Rights. The Company shall not grant to any person any registration rights ("New Registration Rights") with respect to securities of the Company if such New Registration Rights are, in the reasonable opinion of any Purchaser, superior in any material fashion to the registration rights granted to any Purchaser pursuant to this Agreement (but only to the extent such rights are then in effect), unless the Holders of a majority of the Registrable Securities consent to such New Registration Rights in writing.

            2.13 Entire Agreement. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

                            [signature page follows]

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

                                           EP MEDSYSTEMS, INC.

                                           By:_________________________________
                                           Name:  Joseph M. Turner
                                           Title: Chief Financial Officer


                                           PURCHASERS:

                                           CARDIAC CAPITAL, LLC.
                                           By: Rollins Investment Fund, Manager

                                           By:_________________________________
                                           Name: R. Randal Rollins
                                           Title: General Partner


                                           TEXADA TRUST

                                           By:_________________________________
                                           Name: Jerome J. Klawitter
                                           Title: Trustee

                                   SCHEDULE I

============================================================================
PURCHASER                                     NUMBER OF          NUMBER OF
                                                COMMON            WARRANT
                                                SHARES            SHARES
============================================================================

Cardiac Capital, LLC                           1,500,000             750,000
c/o David A. Jenkins
100 Stierli Court, Suite 107
Mt. Arlington, N.J. 07856

with a copy to:
Cardiac Capital, LLC
c/o Rollins Investment Fund
2710 Piedmont Road, N.E.
Atlanta, GA 30324
Attention: Joe M. Young
----------------------------------------------------------------------------
Texada Trust                                     125,000              62,500
3 Humboldt Lane
Austin, Texas
Attention: Jerome J. Klawitter, Trustee
----------------------------------------------------------------------------

                                    Total      1,625,000             812,500
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